Registration No. 2-26011

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1/A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 36

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 36

                        (Check appropriate box or boxes)

                             The Rainbow Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                7 Hanover Square
                            New York, New York 10004
              (Address of Principal Executive Offices) (Zip Code)

                              David A. Rosen, Esq.
                            Herrick, Feinstein, LLP
                                 2 Park Avenue
                            New York, New York 10016
                    (Name and Address of Agent for Service)

        Approximate Date of Proposed Public Offering continuous offering

             It is proposed that this filing will become effective
                            (check appropriate box)

[ X ]    immediately upon filing pursuant to paragraph (b)
[   ]    on (date) pursuant to paragraph (b)
[   ]    60 days after fililng pursuant to paragraph (a)(1)
[   ]    on (date) pursuant to paragraph (a)(1)
[   ]    75 days after filing pursuant to paragraph (a)(2)
[   ]    on (date) pursuant to paragraph (a)(2) of rule 485

                              The Rainbow Fund Inc.

                           7 Hanover Square, 2nd Floor
                               New York, NY 10004
                                 (212) 820-0502

                                   PROSPECTUS

                          COMMON STOCK ($.10 PAR VALUE)

    The Rainbow Fund, Inc. is a non-diversified, open-end investment company which seeks growth of capital, primarily though investments in common stocks. The Fund is designed for investors who, aware of the risks involved, seek the possibility of obtaining capital growth. The Fund may use certain speculative techniques including the acquisition of put and call options, the writing of covered and uncovered put and call options, and short selling. The Fund will seek to avoid investment in companies whose employee and business policies do not meet certain criteria relating to the gay and lesbian community. (See "Certain Social Goals")

         The minimum initial subscription is $500 and the minimum subsequent investment is $50. There are no sales or redemption charges. The Fund does not charge its shareholders for advertising, promotion and marketing activities.

         Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

         To learn more about the Fund, you can obtain a copy of its most recent financial reports and portfolio listings, or a copy of the Statement of Additional Information dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. For a free copy of these documents call or write to the Fund at the telephone number or address shown above.


                               Investment Advisor
                             Furman, Anderson & Co.
                          7 Hanover Square, 2nd Floor,
                               New York, NY 10004
                                 (212 820-0502)

                               TABLE OF CONTENTS

Fund Expenses

Sales Charges

Total Investment Return

Financial Highlights

Investment Objectives and Policies

Social Goals

Special Risks

          Put and Call Options
          Investment Goals and Risks in the
          Purchase and Writing of Options on Securities
          Investment Objectives and Risks in the
          Purchase and Writing of Stock Index Options

Other Investment Techniques

         Short Sales

Collateral and Segregation Requirements For Options and Short Sales

The Fund's Non-Diversified  Classification

Fundamental Investment Policies and Restrictions

Net Asset  Value

How to Buy Shares

Redemption of Shares

Other Shareholder Services

Redemption of Shares

Management

Taxes,  Dividends and  Distributions

Additional Information

Share Purchase Application


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
        SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
              UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Financial Highlights (for a share outstanding throughout each of the periods)

The following table, which provides information about the Fund's financial history, is based on a single share outstanding throughout each fiscal year, and has been examined by Harold Keller, CPA, whose audited report is contained in the Fund's Annual Report to Shareholders for the year ended October 31, 1997. The Fund's Annual Report, which is incorporated by reference in the Statement of Additional Information, is available upon request without charge.

                                                                       Fiscal Year Ended October 31
                                     ----------------------------------------------------------------------------------------------
                                      1997       1996    1995      1994      1993      1992       1991     1990      1989    1988*
                                      ----      -----   -----     -----     -----     -----      -----    -----     -----    -----
Net Asset Value, Beginning of Year    $5.71     $5.51   $5.21     $5.66     $5.60     $6.42     $4.60      $5.97    $5.44    $4.86
                                      -----     -----   -----     -----     -----     -----     -----      -----    -----    -----
Income From Investment Operations
Net investment income (Loss)           (.12)     (.13)   (.08)     (.06)     (.06)     (.03)      .01        .00      .06     (.01)
Net Gains (Losses) on Securities
  (Both Realized & Unrealized)         1.10       .79     .67      (.01)      .07      (.25)     1.81       (.79)     .47      .59
                                      -----     -----   -----     -----     -----     -----     -----      -----    -----    -----
Total From Investment Operations        .90       .66     .59      (.09)      .01      (.28)     1.82      (.79)      .53      .58
                                      -----     -----   -----     -----     -----     -----     -----      -----    -----    -----

Less Distributions
Dividends
   (From Net Investment Income)         .00       .00     .00       .00       .00       .01       .00       .07       .00      .00
Distributions
   (From Capital Gains)                 .13       .54     .34       .36       .00       .53       .00       .51       .00      .00
                                      -----     -----   -----     -----     -----     -----     -----      -----    -----    -----
Total Distributions                     .13       .54     .34      (.36)      .00      (.54)      .00      (.58)      .00      .00
                                      -----     -----   -----     -----     -----     -----     -----      -----    -----    -----

Net Asset Value, End of Year          $6.56     $5.71   $5.51     $5.21     $5.66     $5.60     $6.42     $4.60     $5.97    $5.44
                                      -----     -----   -----     -----     -----     -----     -----      -----    -----    -----

Total Return                         +14.89%   +13.43% +12.28%     -.02%     +.01%     +.01%   +32.00%   -14.66%   +9.74%   +11.32%

Ratios/Supplemental Data
Net Assets, End of Year
   (in Thousands)                    $1,381    $1,248  $1,587    $1,686    $1,856    $2,245    $2,518    $1,883    $2,173   $2,094
Ratio of Expenses to
   Average Net Assets                  3.69%     3.67%   3.68%     3.36%     2.86%     2.66%     2.84%     3.41%     3.22%    1.39%
Ratio of Net Income to
   Average Net Assets                  (.02%)    (.02%)  (.02%)    (.01%)    (.01%)    (.05%)     .19%      .10%     1.11%    (.28%)
Portfolio Turnover Rate                  90%       46%    102%       66%       81%       81%      103%      212%      193%      90%

*Five Month Period

                                       First Year
                                       ended May 31,
                                       -------------
                                          1988
                                          -----
Net Asset Value, Beginning of Year       $6.18

Income From Investment Operations
Net investment income (Loss)              (.01)
Net Gains (Losses) on Securities          (.55)
  (Both Realized & Unrealized)           -----

Total From Investment Operations          (.56)
                                         -----

Less Distributions
Dividends
   (From Net Investment Income)            .00
Distributions
   (From Capital Gains)                    .76

                                         -----
Total Distributions                       (.76)
                                         -----

Net Asset Value, End of Year             $4.86
                                         -----

Total Return                            -10.30%

Ratios/Supplemental Data
Net Assets, End of Year
   (in Thousands)                       $1,897
Ratio of Expenses to
   Average Net Assets                     3.53%
Ratio of Net Income to
   Average Net Assets                     (.20%)
Portfolio Turnover Rate                    133%

FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.

                     Shareholder Transaction Expenses
         -----------------------------------------------------------------------
         Sales Load Imposed on Purchases .............. ...............     None
         Sales Load Imposed on Reinvested Dividends....................     None
         Redemption Fees ..............................................     None
         Exchange Fees ...... .........................................     None

                      Annual Fund Operating Expenses (as a percentage of Average Net Assets)
         -----------------------------------------------------------------------
         Investment Advisory Fees .....................................     .06%
         12b-1 Fees ...................................................     None
         Other Expenses ...............................................    3.61%
         Total Fund Operating Expenses ................................    3.67%


If, an example, you invested $1,000, the Fund returned 5% annually, expense ratios remained as listed above and you closed your account at the end of the time periods shown, your expenses would be:


     1 Year         3 Years          5 Years         10 Years
     -------        -------         --------         --------

       $37            $112             $190             $392

    This is only an example. Actual expenses may be higher or lower than those shown.

TOTAL INVESTMENT RETURN

    The following graph illustrates the results of a $10,000 investment in The Rainbow Fund, Inc. for the ten year period from October 31, 1988 through October 31, 1997 compared to the S & P Index. The percentage figures show results on a "total return" basis and assume the reinvestment of both income and capital gains distributions. The results shown should not be considered as a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

[GRAPHIC -- Bar Graph Plotted to Points in Chart Below]

     Period            Rainbow  Fund       S & P 500
     ------            -------------       ---------

     1 Year                17.55%             29.7%
     5 Years               43.38%             86.8%
     10 Years              94.78%            144.7%

Average Annual Rate of Return

                           9.48%                     14.5%

Management's Discussion of Performance

         During the fiscal year ended October 31, 1997, the Fund's net asset value increased by 17.55%. The Fund's goal is to identify opportunities to buy securities with sound fundamental investment qualities at reasonable prices. During the fiscal year, the Advisor generally adopted a defensive stance, which resulted in a larger than usual cash position during the year. Where the opportunity arose, the Fund wrote calls against portfolio holdings which in management's opinion were fully priced. The result of this cautious strategy limited the Fund's upside potential, and as a result, the Fund did not benefit to a fuller extent from the substantial general increase in market price during the 12-month period ending October 31, 1997. As of the date of this Prospectus the Advisor continues to maintain a relatively conservative position, in the belief that the equity markets as a whole could suffer a substantial correction which would offset the possible gains to be obtained from a more aggressive investment posture.

INVESTMENT OBJECTIVES AND POLICIES

         The Fund seeks to provide a sophisticated investment program for investors whose objective is growth of capital. The Fund selects portfolio securities primarily on the basis of potential capital enhancement. Most of the Fund's investments will be in common stocks, although the Fund may also retain cash and invest in defensive securities, such as preferred stocks, bonds or other fixed income securities. No attempt will be made to create a regular flow of current income. The Fund's investment policies allow the use of speculative market techniques such as the purchase of listed put and call options, the writing of "covered" and "uncovered" put and call options, and the purchase and writing of options on stock indexes. These techniques are not frequently employed by conventional mutual funds and involve special risks. The Fund is designed for investors who are aware of and are able to assume the risks involved in investing, and there is no assurance that professional management can eliminate such risks.

         Within the investment criteria stated above, the Fund has determined to invest in companies which have either been identified as having progressive policies in respect of the gay and lesbian community, or which, upon reasonable inquiry, have not adopted policies or engaged in practices which would suggest hostility or discriminatory behavior towards members of the gay and lesbian community. The Fund's policies in this regard are hereafter referred to as its "Social Goals." The Fund does not believe that its Social Goals will significantly limit the availability of investments suitable for the Fund's investment objectives.

         The Advisor has also committed to contributing 10% of its advisory fees from the Fund to charitable organizations which are concerned with gay and lesbian issues. See "Social Goals - Advisory Committee." These contributions will be made in consultation with an advisory committee assembled by the Advisor for such purpose. See "Social Goals - Advisory Committee."


SPECIAL RISKS

Put and Call Options

         The Fund may purchase and write put and call option contracts on securities and on stock indexes. Option transactions will be limited, however, so that at the time any option is written, the aggregate amount of the Fund's assets required to be posted as collateral or maintained in a segregated account to cover the Fund's obligations in respect thereof will not exceed (i) 5% of the Fund's net assets in respect of options pertaining to the securities of any single issuer; or (ii) 25% of the Fund's net assets in respect of all unexpired uncovered options written by the Fund. Further, the aggregate sums represented by premiums paid for options then held by the Fund shall not exceed 10% of the Fund's net asset value. Existing uncovered option positions would not be covered or closed out, and options held by the Fund would not be exercised, however, solely because a change in the market value of the underlying securities or a change in relative values caused the aforesaid percentage limitations to be exceeded.

         Management intends to utilize the purchase and sale of put and call options on securities for a number of purposes, including (i) the earning of premium income in connection with the writing of options; (ii) as a means of achieving capital appreciation in upward, neutral and downward markets; and
(iii) as a defensive technique in downward markets. Incorrect market judgments, however, can lead to losses in connection with option trading as with any other form of investment.

Investment Goals and Risks in the Purchase and Writing of Options on Securities

         The Purchase of a call would allow the Fund to profit by a rise in the price of the underlying security, while limiting its investment to the premium. If the price of the underlying security did not rise sufficiently to cover the premium paid, or the price declined, the Fund would suffer a loss.

         The purchase of a put would place the Fund in a position equivalent to that of a short seller, while limiting its risk to the premium paid. If the market price of the underlying security rose, the Fund would suffer a loss. Thus, the purchase of a put is potentially profitable only when a market decline in the underlying security is anticipated.

         Writing a covered call provides a possible means of increasing the Fund's income in respect of securities held in the Fund's portfolio. If the price of the security should rise above the exercise price, however, the holder of the call would exercise, thus requiring the Fund to sell the underlying security at the exercise price and to forego the benefit of any additional price rise. Writing a covered call does not protect the Fund from a decline in the price of the underlying security, although the premium received would mitigate the Fund's loss. Writing an uncovered call or a put would be effected principally for the purpose of earning additional income from the premiums generated, where the Fund does not anticipate that an adverse difference will develop between the exercise price and the market price. An uncovered put might also be sold where the Fund desires to establish a position in the underlying security, but has not determined the exact timing of the purchase. If the Fund wrote such a put (with an exercise price deemed to be within an acceptable rate) its cost for such security if the put were exercised would, in effect, be reduced by the premium received. Theoretically, however, the writing of an uncovered call or a put would subject the Fund to a limitless loss in the event of adverse market movements.

         Further information on purchasing and writing put and call and stock options, including risk factors involved various techniques which may be employed, is provided in the Statement of Additional Information.

Investment Objective and Risks in the
Purchase and Writing of Stock Index Options

         The Fund may purchase or write stock index put and call options which are traded on national securities exchange. Such transactions may be effected if the Advisor determines that the securities underlying the index correlate sufficiently with the securities in the Fund's portfolio so as to provide a hedge against changes in market conditions affecting the Fund's portfolio. For example, if the Fund anticipates a market decline but concludes that a rapid liquidation of its portfolio would be disadvantageous, it may purchase put options on a stock index. To the extent that the index correlates to the Fund's portfolio securities, a decline in the Fund's portfolio values would be offset by an increase in the value of the stock index put option. Conversely, if the Fund anticipates a general market advance, the purchase of a stock index call affords a hedge against not participating in such advance at a time when the Fund is not fully invested. The Fund will purchase and write stock index options only as a hedge against the effect that changes in general market conditions may have on the values of securities held in the Fund's portfolio, or which the Fund intends to purchase, and where such transactions are economically feasible. Further information on put and call and stock index options, including risk factors involved various techniques which may be employed, is provided in the Statement of Additional Information.

OTHER INVESTMENT TECHNIQUES

Warrants. The Fund may invest in warrants to the extent of 10% of its net asset value. Warrants held in its portfolio would not be sold, however, solely because a change in relative values causes such percentage limitation to be exceeded.

Foreign Securities. The Fund may invest in securities issued by foreign companies to the extent of 25% of its net asset value. Foreign securities held in its portfolio, however, would not be liquidated solely because a change in relative values causes such percentage limitation to be exceeded. The foregoing 25% limitation will not apply to investments in securities which are listed in the United States on a national securities exchange.

Short Sales. The Fund may sell securities short as a defensive measure. Short selling involves the sale of borrowed securities, which the Fund is obligated to replace at the market price prevailing at the time the Fund purchases it for delivery to the lender regardless of the cost. The Fund could thus realize a profit if the market value of a security sold short declined; on the other hand, if the market value of such security increased, the Fund would sustain a loss. Potential losses on short positions are greater than those on securities owned by the Fund. No short sale will be effected which will cause the then aggregate current market value of all securities sold short to exceed 25% of the value of the Fund's net assets or cause the then aggregate current market value of the unlisted securities sold short to exceed 5% of such value.

         In recent years, the Fund has rarely invested in warrants or foreign securities, nor has it engaged in short sales. Such techniques may be used at any time, however, if in the Advisor's view such techniques will enhance or protect the value of the Fund's shares.

THE FUND'S NON-DIVERSIFIED
CLASSIFICATION

    The Fund is a "non-diversified" investment company under the Investment Company Act of 1940. This means that it is not restricted as to the percentage of its assets it may invest in the securities of any issuer (subject to the Fund's fundamental investment policy which prohibits investment of more than 25% of its assets in a particular industry) or the percentage of a given class of securities which it may purchase. Since a non-diversified investment company is permitted to concentrate its investments in the securities of relatively few issuers, such non-diversification may lead to greater investment risk. The Fund, however, qualifies as a "diversified" investment company for federal income tax purposes. See "Taxes, Dividends and Distributions," for a discussion of investment restrictions which must be observed by the Fund in order to maintain such tax status.

FUNDAMENTAL INVESTMENT POLICIES
AND RESTRICTIONS

  The Fund operates pursuant to certain fundamental investment policies and restrictions which cannot be changed without the vote of holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The investment restrictions set forth under the captions "Special Risks" and "Other Investment Techniques" constitute such fundamental investment policies. As a further fundamental investment policy, the Fund will not invest more than 25% of its assets in a particular industry. The Fund has also adopted additional fundamental investment policies and restrictions, and other policies which may be changed by the Board of Directors. These policies are explained in detail in the Statement of Additional Information.

SOCIAL GOALS

         The Fund has determined that it will seek to invest in companies which, having the characteristics necessary to satisfy the Fund's fundamental and other investment policies, have also been identified either as having progressive policies in respect of the gay and lesbian community, or which, upon reasonable inquiry, have not adopted policies or engaged in practices which would suggest hostility or discriminatory behavior towards members of the gay and lesbian community. The Fund's policies in this regard are hereafter referred to as its "Social Goals." The Fund believes that the management of companies which are responsive towards members of the gay and lesbian community may also exhibit forward-looking approaches in other vital management areas, and that such policies may result in improved employee morale which is conducive to efficient operation and will result in the company being less likely to be exposed to costly litigation involving discrimination issues in general. Such companies may also experience long term benefits in the form of investor support from minority groups, including, in particular, members of the gay and lesbian community.

         The Advisor has indicated to the Fund's Board of Directors that it will contribute 10% of its advisory fees from the Fund to charitable organizations concerned with issues affecting the gay and lesbian community. The Advisor intends to call upon an advisory committee (the "Committee") constituted by the Advisor, consisting of persons whose careers and/or records on social issues suggest sensitivity to issues concerning gay and lesbian interests, to assist the Advisor in identifying appropriate charitable recipients. The names and brief business biographies of members of the Committee will be furnished to shareholders together with the Fund's annual and semiannual reports. In addition, Shareholders are invited to submit to the Advisor suggestions as to the names of suitable charitable institutions, which suggestions will be forwarded to each member of the Committee. The Advisor's commitment will not increase the cost to the Fund of the Advisor's services. The Fund's shareholders will be advised annually of the recipients and amounts of such charitable contributions. Investors are also invited to submit the names and brief descriptions of companies they believe may satisfy the Fund's Social Goals.

         The Advisor may also request the views of the Committee concerning the conformity with the Fund's social goals of a company in which the Advisor proposes to invest or in which the Fund already has an investment. The Committee's advice will relate solely to Social Goals and will not deal with other items of investment merit, which will remain the sole province of the Advisor subject to the overall supervision of the Board of Directors. Although the Advisor intends, with the assistance of the Committee, to seek out publicly available information concerning company policies from public interest groups concerned with gay and lesbian issues, such information may not be readily available.

         The Advisor's judgments concerning a particular company's Social Goals will necessarily be subjective, and it cannot be assured that all of the companies selected for the Fund's portfolio will completely satisfy the Fund's Social Goals. The Fund may invest in companies as to which it has no information pertaining to its Social Goals, provided that the Advisor has not become aware of information indicating a hostile or discriminatory attitude of a company's management relating to the gay and lesbian community. While the Fund's Social Goals do not constitute a "fundamental investment policy" as defined under the Investment Company Act of 1940, the Board of Directors, has no present intention of changing such Social Goals.

NET ASSET VALUE

 The Net Asset Value ("NAV") of each Fund share is calculated as of the close of business of the New York Stock Exchange on each business day when the New York Stock Exchange. To calculate the NAV the Fund's assets are valued and totaled, liabilities are subtracted and the balance, called net assets, is divided by the number of shares outstanding. See "Net Asset Value" in the Statement of Additional Information.

HOW TO BUY SHARES

   The minimum initial investment is $500, except as otherwise described in this Prospectus. Subsequent purchases must be at least $50. The minimum subsequent purchase requirements are waived on purchases made by reinvesting dividends. No share certificates will be issued for Fund shares unless specifically requested in writing by an investor or the dealer or broker. The Fund reserves the right to suspend the offering of its shares, to reject any specific order and to change or waive minimum investment requirements. Shares of the Fund may be purchased without a sales load at the net asset value next determined after an order for shares is received and accepted by the Fund.

Initial Share Purchases By Mail Investors desiring to purchase Fund shares by mail should complete a Share Purchase Application and mail it to the Fund at the address noted below, together with a check in U.S. dollars payable to "The Rainbow Fund:"

                                The Rainbow Fund
                           7 Hanover Square, 2nd Floor
                               New York, NY 10004

If the Fund receives an order in proper form by 4 p.m. eastern time, it will issue shares at that day's NAV. If an order is received after 4 p.m. it will be priced at the next business day's NAV.

Additional Share Purchases Account holders may make additional share purchases ($50 minimum) at net asset value by mailing a check to the Fund at the address noted above.

Investments Through Broker Dealers or BanksFund shares may also be purchased through broker-dealers or banks, which may charge transaction fees for such services. The Fund does not charge any such fees for purchase transactions directly with the Fund.


OTHER SHAREHOLDER SERVICES

Retirement Plans

  An Individual Retirement Account (IRA) may be funded with shares of the Fund. Custodial fees may be charge for these services. Further information, a fees schedule and application forms may be obtained by writing or telephoning the Fund.

REDEMPTION OF SHARES

    The Fund's shares are redeemable at the net asset value next determined after receipt of a written request for redemption in good order. The Fund will make payment within 7 days after receipt of the redemption request. Good order means that the redemption request must include (1) the stock certificate, if issued; (2) a letter of instruction or a stock assignment specifying the number of shares to be redeemed, signed by all registered owners in the exact manner in which the shares are registered; and (3) other supporting legal documents, if required, as in the case of corporations, estates, trusts or other owners in fiduciary capacity. In certain cases to protect shareholder accounts, the Fund and the Transfer Agent may require a guarantee of the signature of each registered owner by a bank, member of a national security exchange or other eligible guarantor institution.

         Requests for redemption must be made directly to Investor Data Services, 7 Hanover Square, 2nd Floor. New York, NY 10004. It is unnecessary to use the services of a broker to redeem shares of the Fund; if such services are used, the broker may charge a fee.

MANAGEMENT

    Furman, Anderson & Co., is the Fund's Investment advisor (the "Advisor"), and in such capacity manages the investment of the Fund's portfolio and administers its affairs, subject to the supervision of the Fund's Board of Directors. The Advisor (including its predecessor, Robert M. Furman, sole proprietor) has been the Fund's advisor since 1974. The Fund pays the Advisor an annual advisory fee at the rate of (i) 5/8 of 1% of the Fund's average annual net asset value not exceeding $2,000,000; (ii) 1/2 of 1% of the average annual net asset value with respect to net assets between $2,000,000 and $5,000,000; and (iii) 3/8 of 1% of the average annual net asset value with respect to assets exceeding $5,000,000. The advisory fee is paid once yearly.

         The Advisory Agreement also provides that the Fund will pay for substantially all of its operating expenses. The advisory fee to be paid to the Advisor described above is to be reduced, but not below zero, by the amount, if any, by which the expenses of the Fund (exclusive of such compensation, interest, brokerage commissions, taxes, dividends on short sales and legal fees incurred in connection with litigation in which the Fund is a plaintiff) exceed 3% of that portion of the Fund's average annual net assets below $10,000,000; 1/2% of average annual net assets from $10,000,000 to $30,000,000; and 1/4% of average annual net assets above $30,000,000.

         The Advisory Agreement recognizes that the Advisor will act as the Fund's regular broker, and will execute portfolio transactions except when better price or execution is obtainable through another broker. The Advisor's fee will also be reduced (but not below zero) by 50% of the amount by which brokerage fees received by the Advisor in respect to the Fund's portfolio transactions exceed 2% of the Fund's average annual net assets. Such reduction will also be effected with regard to brokerage fees which are received by any affiliate of the Advisor. Robert M. Furman, who is the principal equity owner of the Adviser, is currently a registered representative with Drake & Company, broker-dealers with offices at 7 Hanover Square, New York, NY 10004, and is principally responsible for the execution of the Fund's transactions, subject to the availability of better price and execution service through other brokers. The Fund also pays transfer agency and shareholder service fees to Investor Data Services, an affiliate of the Advisor. The Statement of Additional Information sets forth information concerning the investment advisory fee payable to the Advisor, portfolio brokerage policy, brokerage commissions paid to Mr. Furman, and fees paid to Investor Data Services.

TAXES, DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to declare dividends on an annual basis in October of each year, on a date set by the Board of Directors. As current income is not a principal objective of the Fund, the amount of dividends, if any, will likely be small. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions, realized in the twelve months ending on October 31st of that year. Any long-term capital gains distributions and any non-taxable return of capital will be separately identified when tax information is distributed by the Fund. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

         All dividends and capital gains distributions are automatically reinvested in Fund shares at net asset value, as of a date selected by the Board of Directors, unless the shareholder asks the Transfer Agent in writing to pay dividends or capital gains distributions in cash, as described in "Reinvestment of Dividends and Distributions" in the Statement of Additional Information. That request must be received prior to the record date for a dividend to be effective as to that dividend.

Tax Status of the Fund's Dividends and Distributions

         This discussion relates solely to Federal tax laws and is not exhaustive; a qualified tax Advisor should be consulted. The Fund's dividends and distributions may also be subject to state and local taxation. See "Tax Aspects of Covered Calls and Hedging Instruments" and "Performance, Dividend and Tax Information" in the Statement of Additional Information for information on tax aspects of the Fund's investments in Hedging Instruments and other tax matters.

         The Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. To so qualify, among other requirements, the Fund's income from the sale of securities held less than three months may not exceed 30% of its gross income. Additionally, as of the end of any fiscal quarter, not more than 50% of its total assets may be invested in securities comprising more than five percent of the value of its total assets nor may more than 25% of its assets be represented by its investment in the securities of one issuer. An investment company which qualifies under Subchapter M, and distributes substantially all of its net investment income and realized gains to shareholders is not subject to federal income taxation.

Management presently intends to cause the Fund to qualify as a regulated investment company but reserves the right not to do so.

         Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gains distributions, if any, are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. Dividends are taxable whether they received in cash or reinvested in shares of the Fund. An investor purchasing Fund shares shortly prior to the declaration of a dividend or capital gains distribution would receive a distribution subject to income tax, and the distribution would have the effect of reducing the Fund's net asset value per share by the amount of the distribution. A purchase shares shortly before a record date for a distribution you would, in effect, result in a return of a portion of a shareholder's investment, but the distribution would be taxable to the shareholder even if the net asset value of his or her shares is reduced below the cost of such shares. However, for federal income tax purposes, the shareholder's original cost would continue as the tax basis of such shares.

         After the close of each calendar year, the Fund will send a notice to shareholders specifying what portion of the payments they received was ordinary income and what portion was long-term capital gains for income tax reporting purposes.

    Additional information concerning the Fund's tax status is set forth in the Statement of Additional Information.

YEAR 2000 PROCESSING ISSUE

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, the Distributor or other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and the Adviser is taking steps to obtain reasonable assurances that comparable steps are being taken by the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

ADDITIONAL INFORMATION

Description of Common Stock

    The authorized capital stock of the Fund consists of two million shares of Common Stock, par value of $.10 per share. Each of the Fund's shares has equal dividend, voting, liquidation and distribution rights except that fractional shares do not have voting power. There are no conversion or preemptive rights in connection with any of the Fund's shares.

         Matthew Furman, an adult child of Robert M. Furman, may be deemed to be a control person of the Fund by virtue of the fact that as of July 15, 1998 he owned of record and beneficially 126,277 shares of the Fund's common stock, representing 44.4% of all the Fund's issued and outstanding common shares.

         The Fund was organized as a corporation in 1967 under the Delaware General Corporation Law. On March 1, 1990 the Fund was reincorporated in the State of Maryland.

Reports

    Each shareholder will receive an annual report containing audited financial statements of the Fund and a semi-annual report containing unaudited financial statements. Copies of the auditor's report on the condensed financial information contained under the caption "Per Share Income and Capital Changes" and copies or the Fund's annual and semi-annual reports may be obtained by writing or calling the Fund at the address and telephone number on the cover page of this Prospectus.

[Front Cover]


Custodian for the Securities
and Cash of the Fund:

Star Bank
P.O. Box 1118
425 Walnut Street
ML 6118
Cincinnati, Ohio 45201

Transfer, Dividend Disbursing and
Redemption Agent for Fund Shares
and all Shareholder Inquiries:

Investor Data Services
7 Hanover Square, 2nd Floor
New York, NY 10004

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer continued in this Prospectus and, if given or made, such information or representation must not be relied upon as having been made by the Fund or the Investment Advisor. This Prospectus is not an offer in any state in which such offer may not lawfully be made.

                             THE RAINBOW FUND, INC.
                           7 Hanover Square, 2nd Floor
                            New York, New York 10004
                                 (212) 820-0502



                       STATEMENT OF ADDITIONAL INFORMATION


                               October ____, 1998


 This Statement of Additional Information is not a prospectus. It should be read in connection with the Prospectus of the Fund which contains important information concerning the Fund's investment objectives, investment policies and restrictions, the Fund's management, redemption or repurchase of Fund shares, and other information which the Fund's management considers to be material and important to any person considering an investment in the Fund's shares. Such Prospectus is incorporated herein by reference.


         A copy of the Fund's Prospectus may be obtained at no charge by writing to the Fund at the address shown above or by calling the Fund at the number listed above. This Statement of Additional Information relates to the Prospectus of the Fund dated as of the date hereof

                                TABLE OF CONTENTS

General Information and History
Investment Objectives and Policies
Special Risks
Portfolio Turnover
Management of the Fund
Remuneration of Officers and Directors
 Control Persons and Principal Holders
 of Securities
Investment Advisory and Other Services
Brokerage Allocation
Capital Stock and Other Securities
Purchase, Redemption and Pricing of
   Securities Being Offered
Net Asset Value
Reinvestment of Dividends and Distributions
Tax Information
Financial Statements

GENERAL INFORMATION AND HISTORY

The Fund was organized in 1967 and during its history has not engaged in any business other than that of an investment company.

INVESTMENT OBJECTIVES AND POLICIES

The purpose of the Fund is to provide a sophisticated investment program for investors whose objective is growth of capital. Portfolio securities are selected primarily on the basis of potential capital enhancement. While common stocks will comprise most of the Fund's portfolio, the Fund may also invest in defensive securities, including preferred stocks, bonds or other fixed income securities, or retain funds in cash.

The Fund's investment policies permit management to employ speculative market techniques, including the purchase and sale of listed put and call options. The Fund may also purchase and write options on stock indexes, sell securities short, invest in warrants and foreign securities and borrow money for purposes of investing it in securities.

The Fund is a "non-diversified" investment company (as such term is defined in the Investment Company Act of 1940) and is accordingly able to concentrate in investments in fewer issuers than would be permitted if the Fund were classified as a "diversified" Fund. The Fund, however, operates as a "diversified" investment company for federal income tax purposes. See "The Fund's Non-Diversified Status" in the Prospectus and "Tax Status" in this Statement of Additional Information.

SPECIAL RISKS

Put and Call Options

The Prospectus describes the investment goals and risks in the purchase and writing of options on securities and options on stock indexes, and reference to the Prospectus at the caption "Put and Call Options" is made for a full and complete description of such investment goals and risks. The following are explanations of certain techniques which the Fund may use in connection with its transactions in put and call options which may be of interest to investors.

Definitions

The following terms are commonly used in referring to the options markets.

A put is an option contract which obliges the writer to buy and gives the holder the right to sell a particular security (the "underlying security") at a specified price (the "exercise price") within a period expiring on a specified date (the "expiration date").

A call is an option contract which obliges the writer to sell and gives the holder the right to buy the underlying security at a specified price on or before the expiration date.

A Stock Index assigns relative values to the common stocks included in that index (for example, Standard & Poor's 500 Index). The index fluctuates with changes in the market values of the common stocks underlying the index. A Stock

Index Option is a contract which obliges the writer, upon exercise by the holder at a specified exercise price, to pay to the holder an amount equal to the difference between the exercise price and the value of the securities comprising the Stock Index ("Index level").

The premium is the price which is paid to the option writer by the buyer.

Covered Call Options -- The writer of a put option is obliged to buy the underlying security and the writer of a call is obliged to sell the underlying security at the exercise price. The write of a covered call limits his risk by owning the underlying security or a security convertible into such security.

An Exchange Listed Option is an option traded on a national securities exchange. These exchanges provide a central primary market for purchasing and writing options, and a secondary market in which holders may resell their options and writers may "close out" their option positions. The holder of an exchange listed put or call which is in a profitable position need not exercise his option to realize his profit. Instead, he may sell the option on the exchange's auction market.

The Fund can terminate its position in an option in several ways:

(1) If the Fund holds a put or call on a security and such option is in a profitable position, it may exercise the option, in which case it will be a seller of the stock underlying the put or a purchaser of the stock underlying the call. The Fund can also terminate its position in a Stock Index Option it holds by exercising the option through the Options Clearing Corporation. The Fund would receive a "cash settlement" equal to the spread between the closing value of the index and the exercise price of the option.

(2) The Fund may also enter into a Closing Purchase or a Closing Sale Transaction with respect to an option on a security or a Stock Index Option it has previously written or purchased. The Fund would execute a Closing Purchase Transaction as to an option previously written by the Fund (thus terminating further market risk as to such option) by purchasing, on the exchange on which the option is traded, an option of the same series and exercise price as the option previously written. The Fund would have a profit or loss with respect to a Closing Purchase Transaction depending on whether the premium paid for the option purchased was lower or higher than the premium received when the option was written. In a Closing Sale Transaction, the Fund would sell an option of the same series and exercise price as an option it had previously purchased, and would have a profit or loss depending upon whether the premium received on the sale was higher or lower than the premium paid for the option previously purchased.

A covered call is a call whose writer owns the underlying security or a security convertible into such security. For example, assume the Fund has sold a call to A relating to 100 shares of XYZ Company with an exercise of $30, and charged A a premium of $200. If the market in XYZ then moved to $40, A would most likely exercise the call, since the market difference would give A a profit of $800 ($1,000 less the $200 premium A paid into the Fund) if A immediately resold the XYZ stock he acquired upon exercise. If the Fund owned 100 shares of XYZ stock, the Fund would be "covered". However, if the Fund were not covered, then the Fund would be obliged to purchase XYZ stock in the open market at $40 (or possibly higher) in order to acquire the XYZ stock which it must deliver to A at $30. Theoretically, in a rapidly rising market, the Fund, as writer of such an uncovered call, would be exposed to limitless risk.

The use of a put option as a "hedge" against a decline in the price of a security owned by the Fund may be illustrated by the following example: If the Fund had purchased 100 shares of XYZ Company at $30 and the price had risen to $50, the Fund might seek to protect its profit by purchasing a put on XYZ stock exercisable at $50. While the Fund would pay a premium for the put, thus reducing its profit, it would, in effect, "lock in" its market profit of 20 points for the life of the put. If the market price declined, the Fund could exercise the put by selling its XYZ stock at $50. Of course, if the price of the underlying security were to rise still further, the Fund would not exercise the put.

To the extent that option investment activities are designed to generate premium income rather than capital gains, such activities must be compared with the relatively risk-free opportunities offered by the purchase of government or corporate obligations. The Fund will utilize option strategies, including combinations such as those described below, where the anticipated income return is substantially greater than that obtainable from investments presenting lesser risk; but there can be no assurance against loss if the market moves in a direction adverse to the Fund's position.

It is contemplated that put and call option transactions may be effected in combinations. In management's view, the securities markets have become increasingly erratic, and portfolio securities, despite favorable performances by issuing companies, often do not develop buying support. As a result, securities with fundamental investment merit may nevertheless exhibit meandering price movements over an extended period. Management believes that the ability to write and purchase options in various combinations can assist the Fund in generating income even in periods of lateral or downward market activity. While the Fund's principal objective is growth of capital, management believes that the interests of the Fund would be better served if additional income opportunities were available during periods in which the market outlook does not appear favorable to capital growth. In determining whether or not to seek income from the use of options, the Fund will consider the availability of income from other sources involving lesser risk, including government obligations, "money market" securities and other income-oriented instruments, and will only engage in option transactions where it believes the income producing opportunities may be significantly greater.

The following are examples of the types of option combinations which the Fund may utilize:

A spread is created by the purchase of an option and the concurrent sale of a different option on the same underlying security. A ratio spread is created by the current purchase and sale of different options in unequal quantities on the same underlying security. As an example, the Fund might purchase an XYZ call, exercisable at $60 and expiring in July, paying a premium of $500, and sell two calls exercisable at $65 with the same expiration date, receiving two premiums of $250 each. The Fund's only net cost incurred would be brokerage fees. (Since the Fund has written two calls and purchased only one call, the purchased call covers one of the written calls, leaving the Fund uncovered on the second call written.) The maximum profit on this spread would be $500, which would occur only if XYZ stock were at $65 at expiration of the calls, since the Fund would sell its $60 call for a profit of $500, and the two calls it had written would expire unexercised or worthless. Its potential profit on the spread would decline to zero if XYZ declined to $60 or rose to $70. At $60 or below, all calls would expire unexercised, with the Fund having lost only its initial brokerage fees. At $70, however, the Fund would be at risk as to the one uncovered call.

A straddle is created by purchasing or writing equal numbers of both put and call options on the same underlying security, with all options having the same exercise price and expiration date. As an example, the Fund, selecting the stock of ABC Company as the underlying security, might sell July $60 puts at a $450 premium and July $60 calls at a $500 premium, for aggregate premiums of $950. The Fund would be "uncovered" as to each of the options, but as long as the market price of ABC remained between $69.50 and $50.50, the Fund would be in a net profit position by virtue of the $950 in premiums it had received, with its maximum profit attained if ABC remains at $60. The exercise against the Fund of either of the options at a time when the adverse spread exceeded $950 (i.e. if the market price of ABC declined below $50.50 or rose above $69.50) would result in a net loss to the Fund.

A strangle is similar to a straddle, involving the writing of both a put and a call on the same underlying security. In the case of a strangle, however, the put and call would be written at exercise prices on different sides of the prevailing price of the underlying security. For example, the Fund might write a UVW July $85 put for $300 and write a UVW July $90 call for $500, at a time when the market price of UVW is $88. If UVW closed between $85 and $9O in July the entire premium would be retained. At a market price of over $90 or under $85, one of the options written by the Fund would be exercised against it, with the loss on that option reducing the Fund's overall gain from the premium received. At market prices below $77 or above $98, the loss to the Fund on the option exercised would exceed the premium received.

There are several other combinations of put and calls which the Fund might use. In each case, the nature of the combinations would depend upon the adviser's estimate of future market movement of the underlying security. In a combination in which any option is uncovered, the Fund would be accepting the risk that the market would move in a direction opposite to that anticipated. Such strategies, therefore, do not eliminate risk, and certain strategies could entail greater than ordinary risk.

Exchange Listed Options

Liquidity of exchange listed options is maintained by The Options Clearing Corporation ("OCC"), which acts as an intermediary between purchasers and sellers of Exchange Listed Options. The writer of an option makes a commitment to the OCC, which in turn becomes the actual issuer of the option. The holder of an option exercises his right to buy or sell the underlying security by delivering an exercise notice to the OCC. The OCC then assigns the notice to a clearing member who has acted on behalf of a writer of an option having the same terms as the exercised option, and the clearing member in turn assigns the exercise notice to the writer of such an option. A writer which has been assigned an exercise notice will be unable to execute a Closing Transaction in that option.

Transaction costs are incurred on the sales and purchases of options and the exercise of options in the form of brokerage commissions Robert Furman, as the principal broker for the Fund, would benefit from the Fund's option transactions. See "Portfolio Turnover."

Stock Index Options

The Fund may write a put on a stock index when the Fund is not fully invested and anticipates a market advance, but where, in the Fund's opinion, the purchase of a call would be too expensive. If the index in fact advanced, the Fund would realize a profit on the premium received from the sale of the put; however, if the index declined below the amount of the premium received on the put, the Fund would suffer a loss. The Fund might write a call on a stock index when it is fully invested and anticipates a modest index rise, a basically neutral market or a market decline. In such an event, it would realize a profit from the call premium received.

If the index advanced at a greater rate than anticipated, the Fund could suffer a loss on the call, but, assuming correlation of the index with its portfolio, such loss would be mitigated by an advance in the portfolio positions. If, conversely, the market declined, the Fund's profit on the call premium would mitigate the loss in the Fund's portfolio position. In engaging in stock index option transactions, the Fund would incur several risks, including (1) the risk of imperfect correlation between the index and the Fund's portfolio securities (which ordinarily will not be the same as those underlying the index) and (2) the risk that lack of liquidity in the option markets will make it difficult for the Fund to effect a closing transaction in order to limit a developing loss or realize a gain in an option. The Fund intends, however, to limit its index option transactions to options in which the Fund believes a liquid market has developed.

Short Sales

The Fund may sell securities short as a defensive measure. A discussion of the technique of short selling and the investment objectives of the Fund in respect thereof is set forth in the Prospectus under the caption "Short Sales". In addition, the following information may be of interest to investors in connection with that technique. Among the factors which management might consider in making short sales are a decreasing demand for a company's product, lower profit margins, management deficiencies, and a belief that a disparity exists between the price of a company's stock and its underlying assets or other values.

Since short selling can result in profits when stock prices generally decline, the Fund in this manner could to a certain extent hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, incur both the risk of a loss on the purchase or retention of a security, if the security should decline in value, and the risk of loss on a short sale if the security sold short should increase in value.

In addition to the restrictions in respect of short sales set forth in the Prospectus, the following are additional investment restrictions applicable to short selling activities.

Short sales by the Fund will generally be made in respect of securities listed on a national securities exchange, although the Fund is authorized to sell short securities not so listed. The Fund may not sell short securities of any one issuer which are listed on a national securities exchange to an extent greater than 5% of the then aggregate net asset value of the Fund or securities of any one issuer which are not so listed to an extent greater than 1% of the then aggregate net asset value of the Fund. Existing short sale transactions, however, will not be liquidated solely because a change in relative values causes one or more of the above percentage limitations to be exceeded. The Fund further may not sell short securities of any one class of an issuer to an extent greater than 2% of the outstanding securities of the class if the securities are listed on a national securities exchange or to an extent greater than 1/2% of the outstanding securities of the class if the securities are not so listed. All short sales will be made in accordance with applicable regulations of the Federal Reserve Board.

The Fund will not engage in short sales except with respect to (i) securities listed on one or more national securities exchanges or (ii) unlisted securities registered under Section 12(g) of the Securities and Exchange Act of 1934 (securities of issuers having total assets exceeding $1,000,000 and a class of equity securities held of record by 500 or more persons) and of which there are more than 2,000,000 shares outstanding.

Collateral and Segregation Requirements

The Fund has determined that it will, at the time it makes a short sale or writes any option, maintain in a segregated account with its custodian, cash or United States government securities equal in amount to the difference between
(a) the market value of the securities sold (or the market value of the option written) at the date sold (or written) and (b) any cash or United States government securities required to be deposited with the broker in connection with the short sale or option (not including the proceeds from the short sale or option premium). The fund will at all times maintain the segregated account at such initial level and, in addition, will adjust it daily, if necessary, to maintain it at such a level that the amount segregated plus the amount held as collateral by the broker will equal the current market value of the securities should short (or the options written). Redundant collateral or segregated funds will not be maintained, however; for example, if a put is written on the same security as to which a short sale is made, collateral and/or segregation will be maintained only for the short sale, since the put would, in effect, be covered by the short sale position. The Fund may change its collateral and segregation policies if the Board of Directors determines that any such change is in the best interests of the shareholders and consistent with law.

Warrants

The Fund may invest in warrants to the extent of 10% of its net asset value. Warrants held in its portfolio would not be sold, however, solely because a change in relative values caused such percentage limitation to be exceeded. A warrant is a speculative security in that it carries no voting rights, no dividends, and no underlying right to a share of the assets of the issuing corporation. A warrant represents an option to purchase a particular security, within a specified period at a specified price. It does not represent ownership of a security, but only the right to buy it. Moreover, the market prices of warrants tend to fluctuate more widely than the market prices of the underlying securities. Warrant prices do not necessarily change parallel to the prices of the underlying securities. The Fund did not acquire any warrants during its most fiscal recent year and held no warrants as of the date hereof.

Foreign Securities

The Fund may invest in securities issued by foreign companies to the extent of 25% of its net asset value. Foreign securities held in its portfolio, however, would not be liquidated solely because a change in relative values causes such percentage limitation to be exceeded. The foregoing 25% limitation will not apply to investments in securities which are listed in the United States on a national securities exchange. Dividends paid by foreign companies may be subject to a foreign withholding tax, which would reduce the Fund's income without a corresponding tax credit for the Fund's shareholders. Investments in foreign securities involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Most foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could effect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self sufficiency and balance of payments. The Fund has not acquired any foreign securities (other than foreign securities listed on a national securities exchange) in many years but it may do so in the future if the acquisition of such securities appears consistent with the Fund's investment objectives.

Borrowing of Money

The Fund may borrow money from banks for leverage purposes which will enable it to purchase additional securities with the proceeds of such borrowings. This money may be borrowed only from banks and then only if immediately after such borrowing there is an asset coverage for such borrowings of at least 300%. In the event that such asset coverage falls below 300%, the Fund within 3 days thereafter, must reduce the amount of its borrowings with the lending bank. The directors will take into account the necessity of liquidity for redemption purposes in deciding the amount of assets which may be pledged as collateral.

Any investment gains made with borrowed monies in excess of interest paid will cause the net asset value of the Fund's common shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities purchased with borrowed monies fails to cover their cost to the Fund, the net asset value will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage". Accordingly, borrowing for leverage purposes increases the risk to the investor. The Fund has not borrowed from any bank in many years, and management has no present intention to do so; nevertheless, under changing circumstances leveraging may be utilized in the future.

Additional Fundamental Investment Policies and Restrictions

The restrictions and policies in respect of sales, put and call options, warrants and foreign securities, as described under the captions relating to those investment techniques in the Prospectus and under the same captions and the caption "Borrowing of Money' herein, constitute fundamental investment policies and restrictions. In addition to such fundamental investment policies and restrictions, the Fund cannot:

Invest more than 25% of its assets in a particular industry;

Underwrite the securities of other issuers;

Purchase or sell real estate; however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and readily marketable;

Purchase or sale of commodities or commodity contracts;

Lend money except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate obligations. This policy, however, does not prohibit the Fund from lending portfolio securities which are adequately collateralized pursuant to Rules and Regulations of the Securities and Exchange Commission or the announced policies of the staff of the Commission, although the Fund has never made any such loans of its securities and has no present intention to do so;

Purchase stock on margin.

Other Investment Policies

The Fund has also adopted additional policies with respect to investment of the Fund's assets. These policies may be changed by the Board of Directors without a vote of the shareholders, but no so as to permit investments inconsistent with the Fund's investment objectives.

Pursuant to these policies the Fund will not:

Invest in, or retain investments in, companies whose policies or practices are, to the knowledge of the Fund's Board of Directors or its Advisor, inconsistent with the Fund's Social Goals (as described under "Social Goals" in the Prospectus);

Acquire more than 5% of the outstanding securities of a single issuer, or more than 10% of the estimated float in the securities of such issuer, whichever is lower (Float is defined as the outstanding securities of the issuer less such securities held by corporate officers, directors and major stockholders as disclosed in the issuer's proxy statement);

Invest in companies for the purpose of exercising control or management of such companies;

Invest in securities of other investment companies except in the open market. However, the Fund may purchase the securities of "money-market" investment companies. The Fund would normally invest in "money-market" investment companies as a defensive strategy and as an alternative to investment in other interest-paying securities. The Fund will limit its investment in any single money-market investment company to one (1%) percent or less of the issuer's total outstanding securities.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund for the last three fiscal years is set forth under "Financial Highlights" in the Prospectus. "Turnover" is defined as the lesser of purchases or sales of portfolio securities for the fiscal year divided by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. The because of the fund's use of option techniques, the turnover rate of the Fund has been higher in some years than that of other mutual funds (90% in 1997) and may in the future exceed the turnover rate of a majority of mutual funds.

A high turnover rate indicates correspondingly high brokerage commissions payable by the Fund. Furman, Anderson & Co. is responsible for all portfolio decisions and for the allocation of all brokerage transactions. Robert M. Furman, a controlling person of Furman, Anderson & Co., is also the principal broker for the Fund. See "Management of the Fund."

MANAGEMENT OF THE FUND

Set forth below are the names, ages and principal occupations for the previous five years of the directors and officers of the Fund:

JESSE H. RIEBMAN (67) Director. Retired; Formerly Treasurer, AEL Industries, Inc. (manufacturer of electronic components), with which he had been associated since 1959.

*ROBERT M. FURMAN (64) Chairman of the Board, and Treasurer of the Fund since August 1974; Principal General Partner, Furman, Anderson & Co. Adviser to the Fund, for over 10 years; General Partner of Investor Data Services, a Registered transfer agent and portfolio pricing and accounting services company, which performs such services for the Fund. (See "Administrative Services"). Mr. Furman is presently acting as the Fund's principal broker. Mr. Furman is a co-founder of the Juvenile Diabetes Foundation and a member of its Board of Chancellors

MARK S. CHANKO (69),  Director.  Retired;  Formerly  Vice  President of Finance,
Treasurer and Secretary of Standard Motor Products, Inc. (manufacture and sale of automotive replacement parts).

*ARIEL GOODMAN (31) Director and President of the Fund; partner of Furman, Anderson & Co., Adviser to the Fund; General Partner of Investor Data Services, all since August, 1997; previously, registered representative Shamus Group, broker-dealer February - July, 1997; registered representative A. G. Edwards, brokers dealer, March 1995-January, 1997; financial consultant, Dreyfus Service Corp., September, 1993-January 1995; registered representative, Prudential Securities, broker-dealer, October 1990-September 1993.

STUART BECKER (53), Director. Principal partner, Becker & Company, P.C., public accountants, since November, 1990.
--------------------
* Mr. Furman and Ms. Goodman are "interested persons" of the Fund, as such term is defined in the Investment Company Act of 1940.


REMUNERATION OF OFFICERS AND DIRECTORS

During the fiscal year ended October 31, 1997, all remuneration received by officers or employees of the Fund affiliated with Furman, Anderson & Co. for services in such capacities was paid by Furman, Anderson & Co. Fees and expenses of directors who are not officers or employees of the Fund or affiliated with the investment adviser were paid and will continue to be paid by the Fund. During the fiscal year ended October 31, 1997, such fees and expenses aggregated $1,187. The compensation for such directors is presently $300 per meeting attended, plus travel expenses, except that directors traveling more than 25 miles to a meeting receive $500 per meeting.

To the extent that the investment adviser or any affiliate of the adviser receives advisory fees and brokerage commissions on Fund portfolio transactions, the adviser might be deemed to receive compensation from the Fund. The Fund also pays Investor Data Services, an affiliate of the investment adviser for transfer agency, record keeping, pricing and shareholder services. See "Administrative Services." See also "Investment Advisory and Other Services." See also "Brokerage Allocation" for a discussion of brokerage commissions received by the investment adviser. Other than such fees and brokerage commissions, however, the

Fund does not have to pay any direct or indirect compensation to the investment adviser, nor will the services of any other person furnishing research and analysis with respect to the Fund's portfolio be compensated by the Fund, except pursuant to the terms of the Agreement with the investment adviser and except as discussed under "Brokerage Allocation."

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Matthew Furman, an adult child of Robert M. Furman may be deemed to be a control person of the Fund by virtue of the fact that as of August 15, 1998 he owned of record and beneficially 126,277 shares of the Fund's common stock, representing 44.4% of all of the Fund's issued and outstanding common stock.

As of the same date, none of the officers and directors of the Fund owned of record or beneficially any of the Fund's shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

Furman, Anderson & Co. (the "Adviser") whose offices are located at 7 Hanover Square, New York, New York, is the Fund's investment adviser. The Adviser was organized as a New York limited partnership by Robert M. Furman, who is its principal partner. Robert M. Furman, a controlling person of the Advisor, is a member of the New York Stock Exchange and serves as the principal broker for Fund portfolio transactions. See "Brokerage Allocation."

Pursuant to the Investment Advisory Agreement, the Adviser advises the Fund with respect to the investment and reinvestment of the assets of the Fund and the administration of its affairs, subject to the supervision of the Board of Directors of the Fund. The Agreement provides that the Adviser will furnish the Fund such research, statistical analysis and studies on companies and industries, as shall be required in order to formulate a continuous investment program for the Fund, and will regularly review the Fund's portfolio in order to assure that it remains consistent with its investment objectives. The Agreement further requires the Adviser to furnish, without expense to the Fund other than payment of the advisory fee, the services of members of its advisory organization (including persons who are officers or employees of the Fund) to the extent such persons are engaged in rendering such services. In addition, all sales and promotional expenses in connection with distribution of shares of the Fund, except expenses relating to printing and mailing of prospectuses to existing shareholders, will be paid by the Adviser.

The Adviser will also supply and pay for suitable office space and such secretarial and administrative personnel as shall be necessary to (a) maintain Fund books and records not otherwise maintained, and to process general Fund administrative requirements not otherwise processed, pursuant to any administrative agreement as described below; and (b) carry out stockholder relations programs and process and respond to stockholder correspondence. All other expenses not specifically assumed by the Adviser are paid by the Fund. The Agreement lists examples of such expenses, including the charges of any firm or corporation which by administrative agreement with the Fund keeps and maintains the Fund's books and accounts and receives and processes Fund share orders and redemptions (Investor Data Services presently performs these services for the Fund -- see "Administrative Services"); transfer agent and custodian fees;

auditors' fees; brokerage commissions; taxes and corporate fees; office administration expenses such as telephone and postage charges, equipment rental and stationery costs; the cost of stock certificates; legal fees; printing and registration costs; fees to certain directors who are not interested persons of the Adviser, and interest payable on the Fund's borrowings.

The Fund pays to the Adviser an annual advisory fee at the rate of (i) five-eighths of one percent (5/8 of 1%) of the average annual net asset value of the Fund with respect to that portion of net assets not exceeding $2,000,000;
(ii) one-half of one percent (1/2 of 1%) of the average annual net asset value of the Fund with respect to that portion of net assets between $2,000,000 and $5,000,000; and (iii) three-tenths of one percent (3/10 of 1%) of such net assets in excess of $5,000,000. The advisory fee is to be paid once yearly. The Adviser or its affiliates may also receive economic benefits through the receipt of brokerage commissions on Fund portfolio transactions. See "Brokerage Allocation."

Under the present agreement, the fee to be paid to the Adviser described above is to be reduced, but not below zero, by the amount, if any, by which the expenses of the Fund (exclusive of such compensation, interest, brokerage commissions, taxes, dividends on short sales and legal fees incurred in connection with litigation in which the Fund is a plaintiff) exceed the following percentages of the indicated portions of the average annual net assets of the Fund.

                     Advisory Fee Reduces
                      Portion of Average
                       Annual Net Assets               By Amount Expenses Exceed
                       -----------------               -------------------------

                       Below $10,000,000                         3%

                       From  $10,000,000 to
                             $30,000,000                       1/2%

                       Above $30,000,000                       1/4%

The Adviser's fee will also be reduced (but not below zero) by 50% of the amount by which brokerage fees received by the Adviser in respect of Fund portfolio transactions exceed 2% of the Fund's average annual net assets. The Adviser has agreed that such fee reduction will also apply as to brokerage fees received by any affiliate of the Adviser, including Robert M. Furman, who currently serves as the Fund's principal broker.

    The following table sets forth the advisory fee computation during the periods indicated:

   Reduction                            Reduction of Fee
  -----------                    ----------------------------
  Fiscal Year        Gross         Due to            Due to              Net
     Ended         Advisory       Expense           Brokerage        Advisory
  October 31         Fee         Limitation       Commissions            Fee
  ----------         ---         ----------       -----------            ---
1995                9,530           2,619              -0-              6,911

1996                8,718           4,335              -0-              4,383

1997                8,657           5,479              -0-              3,178

The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard for his obligations, the Adviser shall not be liable for any act or omission in the course of or in connection with the services he renders under the new Agreement. The Agreement provides for termination without penalty (i) upon its assignment, or (ii) upon 60 days written notice from either the Adviser or the Fund.

Administrative Services

As of December 1, 1986 the Fund retained Investor Data Services to perform certain management-related services for the Fund, principally consisting of record keeping, pricing, share purchase and redemption processing and shareholder services. Investor Data Services is a partnership which is principally owned by Robert M. Furman see "Management of the Fund." These services are set forth in an Accounting Services Agreement filed as an Exhibit to Part C of Post-Effective Amendment No. 25 to the Fund's Registration Statement effective July 10, 1987 and incorporated herein by reference. Fees paid by the Fund to Investor Data Services for transfer agency services and for record keeping pricing and shareholder services during the last three fiscal years are set forth below:

  Accounting and
Fiscal Year Ended       Transfer Agency        Portfolio Pricing
    October 31                Fees                    Fees
    ----------                ----                    ----

       1995                  $7,200                 $16,800

       1996                  $7,200                 $16,800

       1997                  $7,200                 $16,800


Custodian

The Star Bank, P.O. Box 1118, 425 Walnut Street ML6118, Cincinnati, OH 45201, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under Federal law.

Auditing Services

Harold Keller, CPA, with offices at 150 Main Street, Port Washington, New York 10050, has audited the Fund's financial statements since 1977, was retained by the Fund as independent auditor to examine and report upon the financial statements filed with the Securities and Exchange Commission and other matters with respect to the audit of the accounts of the Fund for the fiscal year ended October 31, 1997.

Mr. Keller resigned as the auditor of the Fund as of September 30, 1998. The Board of Directors has retained Tait, Weller & Baker, whose principal offices are at 8 Penn Center Plaza, Philadelphia, PA 19103-2108 as independent auditors to examine and report upon the financial statements filed with the Securities and Exchange Commission and other matters with respect to the audit of the accounts of the Fund for the fiscal year ended October 31, 1998.

BROKERAGE ALLOCATION

In placing its portfolio transactions, the Adviser may select brokers other than an affiliate of the Adviser who have furnished the Fund or the Adviser with statistical, research or other services, provided that the best price and execution for processing the Fund transactions is obtained. Although such services from other brokers may be useful to the Adviser, it is the opinion of management of the Fund that such services are only supplementary to the Adviser's own research efforts, and it is not possible to put a dollar value on such services. The Adviser has advised the Fund that such services from brokers will not reduce the Adviser's expenses. No regular formula will be used in connection with brokerage allocations.

Transactions in portfolio securities may be directed for execution to qualified brokers charging commissions at least as favorable as other brokers similarly qualified. As to brokers other than affiliates of Furman, Anderson & Co., the Adviser has discretion to consider the full range and quality of a broker's services which benefit the Fund, including research services. Where the commission rate reflects services furnished to the Fund in addition to the cost of execution, the Adviser is required to stand ready to demonstrate that such expenditures were bona fide.

Occasions may arise when sales or purchases of investments consistent with their investment policies of the Fund and other clients of the Adviser or an affiliate of the Adviser are being considered at or about the same time. When the Fund and such clients are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated as to the amounts in accordance with a formula equitable to the Fund and each such client. Such formula will take into account the size of the transaction and the proportion in which the Fund participates in the transactions. As a result, some portfolio securities held by the Fund may also be held by one or more of the other clients of the Adviser or its affiliates. It is recognized that in some cases combined purchases or sales may have a detrimental effect on the price or volume of the security involved insofar as the Fund is concerned, although the Adviser considers this to be unlikely is most if not all cases. The Fund believes, however, that the ability of the Fund to participate in volume transactions will produce better executions for the Fund, and this ability outweighs the possible occasional disadvantage.

The Advisory Agreement provides that the Fund recognizes and intends that the Adviser will act as the Fund's regular broker. Since the Adviser assumed its advisory obligations, almost all of the Fund's portfolio transactions have been handled through the Adviser or its affiliates. Mr. Furman, principal equity owner of the Adviser, currently acts as such principal broker. The Adviser will request Mr. Furman to execute portfolio transactions of the Fund except when it has determined better price or execution to be obtainable through another broker. Brokerage charges on negotiated transactions executed by Mr. Furman for the Fund may not be less favorable to the Fund than its contemporaneous charge for the execution of similar transactions to Mr. Furman's most favored unaffiliated customers and will be priced on the basis of obtaining the best price and execution. Such brokerage commissions may not reflect anything other than payment for the execution services performed on such transactions. Research services will not be a consideration in the allocation of brokerage to any affiliate of the Adviser. Neither the Adviser nor any affiliate receives or seeks to receive reciprocal brokerage business related to or generated through the execution of Fund portfolio transactions. Such policies may be altered in the future depending upon changing commission rates and practices in the brokerage community.

The following table sets forth gross brokerage commissions paid by the Fund, and that portion of the gross commissions paid to the Adviser or Mr. Furman for the fiscal years specified:

 Fiscal Year
    Ended              Gross             Commission Paid to
 October 31        Commissions          Adviser or Affiliate               %
 ----------        -----------          --------------------               -

    1995              29,410                    27,410                    93%

    1996              16,696                    15,744                    94%

    1997              27,436                    21,949                    80%


CAPITAL STOCK AND OTHER SECURITIES

Reference is made to "Description of Common Stock" in the Prospectus. All shares of the Fund, when issued, will be fully paid and non-assessable by the Fund. Shareholders have the right to obtain repurchase of their shares by the Fund at any time. See "Redemption of Shares" in the Prospectus. The common stock does not have cumulative voting rights, which means that the holders of a majority of the outstanding shares may elect all of the directors.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The Fund's common stock is offered to the public at a price per share equal to the net asset value per share. The Fund is a "no-load" Fund, which means that there is no sales charge imposed in respect of the sale of the Fund's common stock. See "How to Buy Shares", and "Other Shareholder Services" in the Prospectus. The Statements of Assets and Liabilities included in the financial statements demonstrates the manner in which the total offering price per share of the Fund is computed.

NET ASSET VALUE

The net asset value ("NAV") of each Fund share is determined as of the close of business of the New York Stock Exchange on each business day when the New York Stock Exchange is open at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Each listed security is valued at the last reported sale price; where no trade has occurred, securities will be valued at the last reported sale price on the day last traded. Securities not traded on any exchange will be valued at their last quoted bid price in the over-the-counter market. Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers will be used. Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service. Any securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Board of Directors.

         The Fund's shares are redeemable at any time by a shareholder at the net value next determined after receipt of a written request for redemption. See "Redemption of Shares" in the Prospectus for instructions as to the proper manner of redeeming shares.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on their shares are reinvested automatically in additional shares of that Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

TAX INFORMATION The Federal tax status of the Fund and the treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Additional information is set forth below.

To qualify under Subchapter M, among other requirements, the Fund's income from the sale of securities held less than three months may not exceed 30% of its gross income. Due to this limitation, the Fund will limit the extent to which it engages in, but will not be precluded from, the following activities: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts that expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; and (v) writing calls on investments held for less than three months.

FINANCIAL STATEMENTS

Reference is made to the information supplied under the caption "Financial Highlights" in the Prospectus. This Statement of Additional Information constitutes Part B of the Post-Effective Amendment of the Fund's Registration Statement # 36, which has been filed with the Securities and Exchange Commission on Form N-1A.

The following audited financial statements for the period ended October 31, 1997 are hereby incorporated into this Statement of Additional Information by reference to the Funds' Annual Report dated October 31, 1997. Copies of such reports accompany this SAI.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT:

Schedules of Investments as of October 31, 1997

Statements of Operations for the period ended October 31, 1997

Statements of Assets and Liabilities as of October 31, 1997

Statements of Changes in Net Assets for the periods ended October 31, 1997 and 1996

Notes to Financial Statements

Report of Independent Accountant

The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.

This Statement of Additional Information has been filed with the Securities and Exchange Commission, Washington, D.C., 20549 as part of Post Effective Amendment No. 36 to the Registration Statement of the Rainbow Fund, Inc. pursuant to the Securities Act of 1933 and the Investment Company Act of 1940.

                                OTHER INFORMATION


         Item 24.             Financial statements and Exhibits

                              (a)      Financial Statements:

                              1. Per share income and capital changes:  included
in Part A of the Registration Statement.

                              2. The following financial statements are included
in Part B of the Registration Statement by incorporation by reference to the Annual Report of the Registrant to shareholders for the fiscal year ended October 31, 1997:

         Statement of Assets and Liabilities as October 31, 1997.

         Statement of Changes in Net Assets for the years ended October 31, 1997 and October 31, 1996.

         Statement of Operations for the year ended October 31, I997.

         Schedule of Investments in Securities as of October 31, 1997.

         Schedule VI - Open Option Contracts Written - Included in Schedule of Investments.

         Notes to Financial Statements as of October 31, 1997.

         Independent Auditor's Report


                              (b)      Exhibits and Index of Exhibits:

                              1.  (a)  Copy  of  the  Registrant's  Articles  of
Incorporation. Filed as Exhibit 1 to Post-Effective Amendment No. 28 to the Fund's Registration Statement on Form N-lA and refiled herewith.


                              2. Copy of the By-Laws of the Registrant. Filed as
Exhibit 2 to Post-Effective Amendment No. 28 to the Fund's Registration Statement on Form N-lA and and refiled herewith.

                              4. Specimen of  Certificate of Common Stock issued
by the  Registrant.  Filed as Exhibit 4 to  Post-Effective  Amendment No. 28.

                              5. Copy of Investment  Advisory  Contract  between
the Registrant and Furman, Anderson & Co., as amended through June 1, 1982. Filed as Exhibit 5 to Post-Effective Amendment No. 22 to the Fund's Registration Statement on Form N-lA and and refiled herewith.

                              8.  Copy  of  Custodian   Agreement   between  the
Registrant and the Star Bank National Association, dated in 1996. Filed herewith.

                              9.(a)    Omitted

                              9.(b)    Omitted

                              9.(c)    Omitted

                              9.(d) Copy of Accounting  Services Agreement dated
as of December 1, 1986 between  Registrant and Investor Data Services.  Filed as
Exhibit 9(d) to Post-Effective Amendment No. 25 to the Fund's Registration Statement on Form N-lA and refiled herewith.

                              9.(e) Copy of Transfer  Agency and  Administration
Agreement dated as of December 1, 1986 between the Registrant and Investor Data Services. Filed as Exhibit 9(e) to Post-Effective Amendment No. 25 to the Fund's Registration Statement on Form N-lA and refiled herewith.

                              11.  Report and Consent of Harold  Keller,  C.P.A.
(filed herewith).

                              12.  Annual  Report  for  the  fiscal  year  ended
October  31,  1997 filed herewith.


         Item 25. Persons controlled by or under Common Control with Registrant

                              Robert M.  Furman,  Chairman  and Chief  Executive
Officer of the Registrant, is also the principal partner of Furman, Anderson & Co., the investment adviser to the Registrant. See also Item 28.

                              Mr.  Furman is a majority  owner of Investor  Data
Services, a New York Partnership which, since December 1, 1986, has provided management and transfer agency services to Registrant. See Exhibits 9(d) and 9(e).


         Item 26.             Number of Holders of securities

                                                                 Approximate
                                                                  Number of
                                                            Record Holders as of
                              Title of Class                  September 1, 1998+
                              --------------                  ------------------

                              Common Stock                           500


         Item 27.             Indemnification

                There are no contracts or arrangements pertaining to indemnification.

                              The Fund is required  under  Article  TENTH of its
Articles of Incorporation and Article TENTH of its By-Laws to indemnify any person to the fullest extent permitted by Maryland law by reason of the fact that any such person is or was an officer or director of the fund. Reference is made to Article TENTH of the Fund's Articles of Incorporation and By-Laws, both of which documents have been filed as Exhibits to this Registration Statement and are incorporated in this Item 27 by reference.

                              Section 2-418 of the Maryland General  Corporation
Law generally provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty or that the director actually received an improper personal benefit in money, property or services or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, if the proceeding was one by or the right of the corporation! indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                              A director  may not be  indemnified  in respect of
any proceeding charging improper personal benefit to the director in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                              Further,   unless   limited  by  the  Articles  of
Incorporation, a director who has been successful on the merits or otherwise in the defense of any proceeding referred to above, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding. A court of appropriate jurisdiction may nevertheless award indemnification if it determines that a director is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, whether or not the director has met the standards of conduct set forth above or has been adjudged liable on the basis that personal benefit was improperly received; however, in the latter case, indemnification shall be limited to expenses.

                              A  determination  that a director  is  entitled to
indemnification must be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to such proceeding,
(b) by special legal counsel selected by the Board of Directors, or (c) by the stockholders.

                              Reasonable  expenses incurred by a director who is
a party to a proceeding may be paid or reimbursed by a corporation in advance of the final disposition of the proceeding upon receipt of the corporation of a written affirmation by the director of such director's good-faith belief that he has met the standard of conduct necessary for indemnification and that he will repay the amount so indemnified if it is ultimately determined that the standard of conduct has not been met. Such undertaking need not be secured and may be accepted without reference to financial ability to make the repayment.

                              Maryland  General   Corporation  Law  specifically
provides that the indemnification permitted under said law may not be deemed exclusive of any other rights, by indemnification or otherwise, by which a director may be entitled under the Articles of Incorporation, the By-Laws, a Resolution of Stockholders or Directors, an Agreement or otherwise, both as to action in an official capacity and as to action in any other capacity while holding such office.

                              The Maryland General Corporation Law also provides
that an officer of the corporation who is successful on the merits or otherwise in the defense of any proceeding shall be indemnified against reasonable expenses incurred by him in connection with the proceeding to the same extent as a director would be indemnified, and may advance expenses to an officer to the same extent that it may indemnify directors. A corporation is further entitled to indemnify and advance its expenses to an officer, consistent with law, as may be provided in its Articles of Incorporation, By-Laws, General or Specific Action of Board of Directors or Contract.

                              The   By-Laws  of  the  Fund   referred  to  above
specifically allow indemnification of officers to the same extent available to directors.


         Item 28.             Business and other Connections of Investment
                              Adviser


                              Mr. Furman,  Chairman of the Fund, is the majority
partner in Furman, Anderson & Co., the Fund's investment adviser. Ariel Goodman, President of the Fund, became a minority partner of Furman, Anderson & Co., in August of 1997. Reference is made to "Management of the Fund" in the Statement of Additional Information." Furman, Anderson & Co. has been the Fund's investment adviser since 1974.

                              Mr. Furman is also a majority  partner of Investor
Data Services, which provides transfer agency, administrative and accounting services to the Fund. See Items 25 and 31.

                              Mr.  Furman,  who is a  registered  representative
with Drake & Company, broker-dealers with offices at 7 Hanover Square, New York, NY 10004, is principally responsible for the execution of the Fund's transactions.


         Item 29.             Principal Underwriters

                              None


         Item 30.             Location of Accounts and Records

                              Physical  possession  of  records  required  under
Regulation  270.31a-1(b) (1), (2), (3), (5), (6), (7) and (8) is maintained with
Investor Data Services, 7 Hanover Square, New York, New York 10004.

                              Records required to be maintained under Regulation
270.31(a)-l(b),  (4), (5),  (6),  (7),  (9), (10) and (n) are  maintained at the
Fund's offices, 7 Hanover Square, New York, New York 10004..

                              Records required to be maintained under Regulation
270.31A-1(f) are maintained at the office of Furman, Anderson & Co., 7 Hanover Square, New York, New York 10004.

         Item 31.             Management Services

                              Investor  Data  Services,  an affiliate of Furman,
Anderson & Co. furnished certain administrative, record keeping and accounting services for the Registrant, including certain records required to be maintained in accordance with Rule 31a-1 under the Investment Company Act of 1940. See Item 25 and the Administrative Services Agreement (Exhibit (9)(d)). The services performed by Investor Data Services are set forth in Section 2 of said Agreement.

                              See "Administrative  Services" in the Statement of
Additional Information for information concerning amounts paid to Investor Data Services during the past three fiscal years.